      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON  JANUARY 4, 1999
                                                   REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ___________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                              ___________________

                           SEAGATE TECHNOLOGY, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ___________________

        DELAWARE                                        94-2612933
------------------------                   ------------------------------------
(STATE OF INCORPORATION)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                920 DISC DRIVE
                        SCOTTS VALLEY, CALIFORNIA 95066
                                (831) 438-6550
  (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              ___________________

                         EMPLOYEE STOCK PURCHASE PLAN
                           (FULL TITLE OF THE PLANS)

                               ___________________

                                CHARLES C. POPE
                             SENIOR VICE PRESIDENT
                           SEAGATE TECHNOLOGY, INC.
                                920 DISC DRIVE
                        SCOTTS VALLEY, CALIFORNIA 95066
                                (831) 438-6550
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                              ___________________

                                  Copies to:
                            CHRIS F. FENNELL, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                              PALO ALTO, CA 94304
                                (650) 493-9300

                              ___________________

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================
                                                            PROPOSED        PROPOSED
                                                             MAXIMUM         MAXIMUM
     TITLE OF EACH CLASS                   AMOUNT           OFFERING        AGGREGATE        AMOUNT OF
       OF SECURITIES TO                     TO BE            PRICE          OFFERING       REGISTRATION
        BE REGISTERED                     REGISTERED        PER SHARE        PRICE             FEE(1)
__________________________________________________________________________________________________________
Common Stock,
$0.01 par value, to be
issued under the
Employee Stock Purchase Plan......     6,000,000 shares      $29.469      $176,814,000       $49,154.29
==========================================================================================================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange Composite Tape on December 28, 1998.

================================================================================

    The contents of the Registrant's Form S-8 Registration Statement (Registration No. 33-43911) dated November 14, 1991 and Form S-8 Registration Statement (Registration No. 33-56215) dated October 28, 1994 are incorporated herein by reference.


           PART II:  INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8.    Exhibits
           --------

               Exhibit
               Number                           Documents
              ---------     ---------------------------------------------------
                 4.1*       Employee Stock Purchase Plan, as amended

                 5.1 Opinion of counsel as to legality of securities being registered

                23.1        Consent of Counsel (contained in Exhibit 5.1)

                23.2        Consent of Ernst & Young LLP, Independent Auditors

                24.1        Power of Attorney (see page 4)

__________________

* Incorporated by reference to the exhibits filed with Registrant's Registration Statement on Form 10-K for the fiscal year ended July 3, 1998 as filed with the Commission on August 20, 1998.

                                  SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the Registrant, Seagate Technology, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scotts Valley, State of California, on this 4th day of January, 1999.


                                 SEAGATE TECHNOLOGY, INC.



                                 By:  /s/ Stephen J. Luczo
                                      ----------------------
                                      Stephen J. Luczo
                                      Chief Executive Officer and President

                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Stephen J. Luczo and Charles C. Pope, jointly or severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

        SIGNATURE                    TITLE                          DATE
     ---------------            --------------                  ------------

                            Chief Executive Officer,          January 4, 1999
  /s/ Stephen J. Luczo      President
--------------------------  and a Director (Principal
(Stephen J. Luczo)          Executive Officer)

 /s/ Charles C. Pope        Senior Vice President and Chief   January 4, 1999
--------------------------  Financial Officer (Principal
(Charles C. Pope)           Financial and Accounting
                            Officer)

 /s/ Gary B. Filler         Co-Chairman of the Board          January 4, 1999
--------------------------
(Gary B. Filler)

 /s/ Kenneth E. Haughton    Director                          January 4, 1999
--------------------------
(Kenneth E. Haughton)

 /s/ Robert A. Kleist       Director                          January 4, 1999
--------------------------
(Robert A. Kleist)

 /s/ Lawrence Perlman       Co-Chairman of the Board          January 4, 1999
--------------------------
(Lawrence Perlman)

 /s/ Thomas P. Stafford     Director                          January 4, 1999
--------------------------
(Thomas P. Stafford)

 /s/ Laurel L. Wilkening    Director                          January 4, 1999
--------------------------
(Laurel L. Wilkening)

                               INDEX TO EXHIBITS

EXHIBIT
 NUMBER                                EXHIBIT
--------  ------------------------------------------------------------------
     4.1* Employee Stock Purchase Plan, as amended

     5.1  Opinion of counsel as to legality of securities being registered

    23.1  Consent of Counsel (contained in Exhibit 5.1)

    23.2  Consent of Ernst & Young LLP, Independent Auditors

    24.1  Power of Attorney (see page 4)

__________________

* Incorporated by reference to the exhibits filed with Registrant's Registration Statement on Form 10-K for the fiscal year ended July 3, 1998 as filed with the Commission on August 20, 1998.